SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 27, 1997
(Date of earliest event reported)

Commission File No. 333-2209

                      Norwest Asset Securities Corporation
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           Delaware                                     52-1972128
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   (State of Incorporation)                (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                      21703
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  Address of principal executive offices                    (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5.  Other Events
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     On February 27, 1997,  Norwest  Asset  Securities  Corporation,  a Delaware
corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1997-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-WIO, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 (the "Offered
Certificates"),    having   an   aggregate   original   principal   balance   of
$509,970,841.01. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 27, 1997, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank") and First Union National Bank of North Carolina as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1997-2, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $5,151,338.34 (the
"Private  Certificates"  and,  together  with  the  Offered  Certificates,   the
"Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.00% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates (other than the Class A-PO Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-WIO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.



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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
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         (EX-4)                      Pooling    and    Servicing
                                     Agreement,   dated   as  of
                                     February  27,  1997,  among
                                     Norwest  Asset   Securities
                                     Corporation,  Norwest  Bank
                                     Minnesota,         National
                                     Association and First Union
                                     National   Bank  of   North
                                     Carolina, as trustee.



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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORWEST ASSET SECURITIES CORPORATION

February 27, 1997
                                         /s/ B. David Bialzak
                                         --------------------------------------
                                          B. David Bialzak
                                          Vice President




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                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------


   (EX-4)            Pooling and Servicing                         E
                     Agreement, dated as of
                     February 27, 1997 among
                     Norwest Asset Securities
                     Corporation, Norwest Bank
                     Minnesota, National Association
                     and First Union National Bank
                     of North Carolina, as trustee.